UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 27, 2014

GREAT SOUTHERN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number	I.R.S. Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 887-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 27, 2014, Great Southern Bancorp, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the date, time and place of, and voting record date for, its upcoming annual meeting of stockholders.

Item 9.01 Financial Statements and Exhibits.

(d)              Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: January 27, 2014	By: /s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 27, 2014